UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2013 (June 6, 2013)

Newcastle Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) held on June 6, 2013, the stockholders of Newcastle Investment Corp. (the “Company”) approved an amendment to the Company’s charter to increase the total number of authorized shares of the Company’s capital stock from 600,000,000 to 1,100,000,000 shares, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share, and 100,000,000 shares of preferred stock, $0.01 par value per share. The charter amendment became effective on June 7, 2013 upon filing with, and acceptance for record by, the State Department of Assessments and Taxation of Maryland. A copy of the Articles of Amendment effecting the increase in authorized capital stock of the Company is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the matters described below.

1.	The Company’s stockholders elected two Class II directors, who comprise all the directors of such class, to serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and duly qualified. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes*
Kevin J. Finnerty	117,719,800	4,363,720	98,755,024
Kenneth M. Riis	121,145,195	938,325	98,755,024

*	Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by New York Stock Exchange (“NYSE”) rules from voting on a particular matter. Under the rules of the NYSE, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who did not receive instructions were not entitled to vote on the election of directors, but they were entitled to vote on the proposal to amend the Company’s charter to increase the number of authorized shares of capital stock and the ratification of the appointment of the independent registered public accounting firm.

2.	The Company’s stockholders approved an amendment to the Company’s charter that increased the total number of authorized shares of the Company’s capital stock from 600,000,000 to 1,100,000,000 shares. The numbers of shares that voted for, against and abstained from voting for or against the charter amendment are summarized in the table below.

Votes For	Votes Against	Abstentions
195,208,683	23,080,178	2,549,683

3.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
218,402,642	1,649,556	786,346

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Amendment, effective June 7, 2013, increasing the authorized capital stock of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCASTLE INVESTMENT CORP.

(Registrant)

/s/ Jonathan Brown

Jonathan Brown

Interim Chief Financial Officer

Date: June 7, 2013

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